Condensed Consolidated Statements of Comprehensive Loss (Unaudited) - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020	Sep. 30, 2021	Sep. 30, 2020
Net loss	$ (59)	$ (450)	$ (469)	$ (2,079)
Other comprehensive income (loss):
Foreign currency translation adjustment	(65)	25	(22)	(14)
Total comprehensive loss	$ (124)	$ (425)	$ (491)	$ (2,093)